                          OFFICE LEASE AGREEMENT
                          BASIC LEASE INFORMATION

1.   Date:           December 29, 1994
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2.   Landlord:       LeRoy S. Zimmerman
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3.   Tenant:         Continental Medical Systems, Inc.
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4.   Guarantor(s):   None
                   ------------------------------------------------------------

5.   Building:       Liberty Plaza 1, 650 Wilson Lane, Mechanicsburg, PA 17055
               ----------------------------------------------------------------

6.   Premises:       Entire Building
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7.   Commencement Date:           1/1/95
                        -------------------------------------------------------

8.   Expiration Date:             12/31/01 (a seven-year term)
                       --------------------------------------------------------

9.   Rentable Area of the Building:    14,160      Rentable square feet
                                    -------------

10.  Rentable Area of the Premises:    14,160      Rentable square feet
                                    -------------

11.  Intentionally Omitted

12.  Initial Annual Base Rental:  $151,795.20
                                  -----------

13.  Initial Annual Base Rental Rate  $10.72 per Rentable square foot
                                      ------

14.  Annual Base Rental Rate Increase (cumulative)       0%
                                                      --------

15.  Intentionally Omitted

16.  Tenant shall pay the Operating Expense Cost Payment as provided for in
          Article 6B.

17.  Fiscal Year:     Twelve months ending December 31
                   ---------------------------------------

18.  Security Deposit:  $-0-, payable at the time the Lease is signed.
                        ----
          (Article #25)

19.  First Rent Check of $12,649.60, payable at the time the Lease is signed.
                         -----------
          (Article #25)

20.  Landlord's Broker:   None
                        -------------------------------------------------------
                        -------------------------------------------------------

21.  Tenant's Broker:     None
                        -------------------------------------------------------
                        -------------------------------------------------------

22.  Landlord's Address for Notices:  LeRoy S. Zimmerman, Esq., Eckert Seamans
                                     ------------------------------------------
          Cherin & Mellott, One South Market Square Building, 213 Market Street, P.O. Box 1248, Harrisburg, PA 17108

23.  Tenant's Address for Notices:       Continental Medical Systems, Inc.,
                                    -------------------------------------------
          PO Box 715, Mechanicsburg, PA 17055     Attention:  Legal Department
                                                             ------------------

Exhibits   A-D   are part of this Lease, identified as follows:
         -------

Exhibit A  Floor Plans
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Exhibit B  Description of Land
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Exhibit C  Rules and Regulations
           --------------------------------------------------------------------

Exhibit D  Initial Operating Expense Cost Estimate
           --------------------------------------------------------------------

The foregoing Basic Lease Information is hereby incorporated into and made a part of the office Lease Agreement which is described herein and attached. Each reference in the Lease to any information and definitions contained in the Basic Lease Information shall mean and refer to the information and definitions hereinabove set forth. In the event of any conflict between any Basic Lease Information and the Lease, the Lease shall control.



                                       Landlord:

WITNESS: /s/ Robin L. Barber           /s/ LeRoy S. Zimmerman    Date: 12/29/94
         -------------------------     -----------------------
                                       LeRoy S. Zimmerman


                                       Tenant:


                                       CONTINENTAL MEDICAL SYSTEMS, INC.
                                       a Delaware corporation


ATTEST: /s/ Deborah Myers Welsh        By: /s/ David G. Nation   Date: 12/29/94
        --------------------------         --------------------
                                           David G. Nation,
                                           Senior Vice President

                             TABLE OF CONTENTS

                                                                    Page
ARTICLE  1 - PREMISES..............................................   1
ARTICLE  2 - TERM..................................................   1
ARTICLE  3 - DELIVERY OF THE PREMISES TO TENANT....................   2
ARTICLE  4 - ACCEPTANCE OF THE PREMISES AND BUILDING BY TENANT.....   2
ARTICLE  5 - RENTAL................................................   3
ARTICLE  6 - OPERATING EXPENSE COSTS...............................   3
ARTICLE  7 - UTILITIES.............................................   5
ARTICLE  8 - USE...................................................   5
ARTICLE  9 - LAWS, ORDINANCES, AND REQUIREMENTS OF PUBLIC
              AUTHORITIES..........................................   5
ARTICLE 10 - OBSERVANCE OF RULES AND REGULATIONS...................   6
ARTICLE 11 - ALTERATIONS...........................................   6
ARTICLE 12 - LIENS.................................................   7
ARTICLE 13 - ORDINARY REPAIRS......................................   7
ARTICLE 14 - INSURANCE.............................................   8
ARTICLE 15 - DAMAGE BY FIRE OR OTHER CAUSE.........................   9
ARTICLE 16 - CONDEMNATION..........................................  10
ARTICLE 17 - ASSIGNMENT AND SUBLETTING.............................  10
ARTICLE 18 - WAIVER AND INDEMNIFICATION............................  11
ARTICLE 19 - SURRENDER OF THE PREMISES.............................  11
ARTICLE 20 - ESTOPPEL CERTIFICATES.................................  12
ARTICLE 21 - SUBORDINATION.........................................  12
ARTICLE 22 - PARKING...............................................  13
ARTICLE 23 - DEFAULT AND REMEDIES..................................  13
ARTICLE 24 - WAIVER BY TENANT......................................  15
ARTICLE 25 - SECURITY DEPOSIT......................................  16
ARTICLE 26 - ATTORNEYS' FEES AND LEGAL EXPENSES....................  16
ARTICLE 27 - NOTICES...............................................  16
ARTICLE 28 - MISCELLANEOUS.........................................  16
EXHIBIT A  - FLOOR PLANS
EXHIBIT B  - DESCRIPTION OF LAND
EXHIBIT C  - RULES AND REGULATIONS
EXHIBIT D  - INITIAL OPERATING EXPENSE COST ESTIMATE

                        OFFICE LEASE AGREEMENT

THIS Lease, dated as of the date specified in the Basic Lease Information which is attached hereto and incorporated herein for all purposes, is made between Landlord and Tenant.

                                ARTICLE 1

                                PREMISES

Landlord leases to Tenant, and Tenant leases from Landlord, for the Term (as defined below), and subject to the provisions hereof, to each of which Landlord and Tenant mutually agree, the Premises, which Premises consists of the entire Building known as Liberty Plaza I as more particularly described in the floor plans in Exhibit A hereto, together with its appurtenances, including the right to use the lobbies, entrances, stairs, elevators, off-street parking and loading areas (for loading and unloading of materials and supplies), and other portions of the Building, and together with the real property described in Exhibit B attached hereto. For purposes of this Lease, the Rentable Area of the Building and the Rentable Area of the Premises are as provided in the foregoing Basic Lease Information.

                               ARTICLE 2

                                 TERM

SECTION 2.01. The term of this Lease (the "Term") shall begin on the Commencement Date, as specified in the Basic Lease Information.

Unless sooner terminated, the Term shall end at midnight on the Expiration Date specified in the Basic Lease Information.

SECTION 2.02. Landlord hereby grants to Tenant an option to extend the term of this Lease for three (3) additional five-year renewal terms (each, an "Extended Term"). Each Extended Term shall be upon the same terms and conditions as those set forth for the initial Term except that the Annual Base Rental shall be the then current fair market rental value which, unless otherwise mutually agreed to by Landlord and Tenant, shall be determined by appraisal pursuant to the provisions of Sections 2.03 and 2.04 below. Each option may only be exercised by Tenant if, at the time such option may be exercised, an event of default is not continuing under this Lease, and shall be exercised by Tenant by delivery of notice to that effect to Landlord not less than 180 days but not more than 360 days prior to the date upon which this Lease otherwise would terminate.

SECTION 2.03. If at any time it becomes necessary to determine the fair market rental value of the Premises and the parties are unable to agree thereupon, either party shall be permitted to give notice of its election to have the fair market value of the Premises determined by appraisal and such notice shall include in the notice the name of a person selected to act as appraiser on its behalf. Within ten (10) days after such notice, Landlord or Tenant, as the case may be, shall by notice to the other either agree to the appointment of the appraiser identified in such initial notice, in which case such appraiser shall be the sole appraiser for purposes of determining the fair market rental value, or shall appoint a second person as an appraiser on its behalf. Any appraiser appointed pursuant to this Section must be a member of the American Institute of Real Estate Appraisers (or any successor organization thereto) with at least five (5) years' experience in appraising commercial real estate in the Harrisburg, Pennsylvania vicinity. The appraiser(s) thus appointed shall, within thirty (30) days after the date of the notice appointing the first appraiser, proceed to appraise the Premises to determine the fair market rental value thereof (taking into account the 5-year length of the renewal term) as of the first day of the applicable renewal term. In the case of two appraisers, except as provided in Section 2.04, the two appraisals shall be averaged to determine the fair market rental value. In any event, the appraised value determined in accordance with this Section shall be final and binding on Landlord and Tenant.

SECTION 2.04. Any appraisal required or permitted by the terms of this Lease shall be conducted in a manner consistent with sound appraisal practice. Notwithstanding the provisions of Section 2.03, if the difference between the appraisal amounts determined by the appraisers appointed pursuant to Section
2.03 exceeds ten percent (10%) of the lesser of such appraisal amounts, then the two appraisers shall have twenty (20) days to appoint a third appraiser. If no such appraiser is appointed within such twenty (20) days or within ninety (90) days of the original request for a determination of fair market rental value, whichever is earlier, either Landlord or Tenant may apply to any court having jurisdiction to have such appointment made by such court. Any appraiser appointed by the original appraisers or by such court shall be instructed to determine the fair market rental value within forty-five (45) days after the appointment of such appraiser. The determination of the three appraisers which differs most in the terms of dollar amount from the determinations of the other two appraisers shall be excluded, and 50% of the sum of the remaining two determinations shall be the appraised value, which appraised value shall be final and binding upon Landlord and Tenant as the fair market rental value of the Premises. If the lowest and highest appraised values are equidistant in amount from the middle appraised value, then such middle appraised value shall be the fair market rental value. The provisions of this Article shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Landlord and Tenant each shall pay the fees and expenses of the appraiser appointed by it, and each shall pay one-half of the fees and expenses of the third appraiser and one-half of all other costs and expenses incurred in connection with each appraisal.

SECTION 2.05. Provided Tenant performs all of Tenant's obligations under this Lease, including Tenant's covenant for the payment of Rental as defined below, Tenant shall, during the Term, peaceably and quietly enjoy the Premises without disturbance from Landlord; subject, however, to the terms of this Lease and any deeds of trust, restrictive covenants, easements and other encumbrances to which this Lease is now subject and subordinate.

                                 ARTICLE 3

                      DELIVERY OF THE PREMISES TO TENANT

Tenant is presently in possession of the Premises. Landlord shall have no obligation to construct additional Leasehold Improvements prior to the commencement of the Term nor during the Term.

                                ARTICLE 4

             ACCEPTANCE OF THE PREMISES AND BUILDING BY TENANT

Tenant accepts the Premises as suitable for the purposes for which they are leased. Landlord shall not be liable, except for gross negligence or willful misconduct, to Tenant, or any of its agents, employees, licensees, or invitees, for any injury or damage to person or property due to the condition of, design of, or any defect in, the Building or its mechanical systems and equipment which may exist or occur.

                                  ARTICLE 5

                                   RENTAL


SECTION 5.01. Tenant covenants and agrees to pay to Landlord, in lawful money of the United States, 1/12 of the Annual Base Rental specified in the Basic Lease Information, monthly in advance, without notice or demand, on the first day of each calendar month. In the event any Rental payment is made four (4) or more business days after the due date thereof, Tenant agrees to pay interest on such overdue amount beginning on the fifth business day following its due date until it is paid at the annual rate of one percent (1%) in excess of the prime rate of interest announced from time to time by Citibank, N.A. (New York, New York). Rental shall be paid to Landlord, without deduction or offset, at the address of Landlord specified in the Basic Lease Information or such other place as Landlord may designate. The first monthly installment of Annual Base Rental shall be paid on the Commencement Date, except that if the Commencement Date is a date other than the first day of a calendar month, then the monthly Annual Base Rental for the first and last fractional months of the Term shall be appropriately prorated. The term "Rental" as used herein means Annual Base Rental, Operating Expense Costs (as defined in Section 6.01), and all other sums, whether or not expressly denominated as rent payable by Tenant to Landlord hereunder and all such amounts shall be deemed rent payments for the purposes of Section 502(b)(7) of the Bankruptcy Code U.S.C. 502(b)(7). A service charge of $50 for each check returned stamped "NSF" will be due and payable to Landlord to cover Landlord's extra cost and expense in handling and processing the late payments. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment due under this Lease shall be deemed to be other than on account of the earliest Rental due hereunder, nor shall any endorsement or statement on any check or payment as Rental be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rental or pursue any other remedy provided in this Lease or by law.

                                  ARTICLE 6

                          OPERATING EXPENSE COSTS

SECTION 6.01. From the Commencement Date until the Expiration Date, Tenant shall, within fifteen (15) days following written demand from Landlord to Tenant, reimburse Landlord in full for (or, if Landlord so directs, make direct payment to third parties for) any and all Operating Expense Costs (as defined in this Article 6) incurred or paid by Landlord in connection with the Premises. An initial estimate of Operating Expense Costs is attached hereto as Exhibit "D" and made a part hereof. The estimate of Operating Expense Costs was not prepared by Landlord and shall not be construed as being a representation by Landlord as to the amount of past or future Operating Expense Costs, not shall Landlord be bound by Exhibit "D".

SECTION 6.02. As used herein, "Operating Expense Costs" means all expenses, costs, and disbursements of every kind which Landlord shall be required to pay, incur, or become obligated to pay, in connection with the ownership, operation, and maintenance of the Premises, the Building, Parking Areas, and exterior areas contained within the boundaries described in Exhibit B upon which the Building is situated. All Operating Expense Costs shall be determined according to generally accepted accounting principles which shall be consistently applied. Operating Expense Costs shall include, but are not limited to, the following (in each case to the extent not contracted for or incurred and paid directly by Tenant):

(a) Wages, salaries, and fees of all personnel or entities (exclusive of Landlord's executive personnel) directly engaged in the operation, maintenance or repair of the Building, including taxes, insurance, and benefits relating thereto. As to personnel not involved exclusively with the administration and operation of the Building, only those portions of such expenses reasonably allocable to the Building shall be included as "Operating Expense Costs." In light of Tenant's responsibilities with respect to repairs and maintenance hereunder, Landlord does not anticipate the need to retain a property manager or to hire personnel to perform maintenance services.

(b) All supplies and materials used in the operation and maintenance of the Building.

(c) Expenses of all maintenance, security, and service agreements for the Building and the equipment therein, including, without limitation, alarm service, janitorial services, exterior window cleaning, landscaping, irrigation, parking facility repair and maintenance, roadway and utility repair and maintenance, elevator repair and maintenance and cleaning, etc.

(d) Expenses of all insurance relating to the Building for which Landlord is responsible hereunder, or which Landlord considers reasonably necessary for the operation of the Building, including, without limitation, the cost of property, casualty and liability insurance applicable to the Building and Landlord's personal property used in connection therewith, and the cost of business or rental interruption insurance.

(e) All taxes, assessments, and other governmental charges, now or hereafter applicable to the Building, or any portion thereof, or to Landlord's personal property used in connection therewith, and dues (including those levied by any Association managing all common areas and easements) attributable to the Building or its operation, exclusive of any inheritance, gift, franchise, income, corporate, or profit taxes which may be assessed against Landlord.

(f) Expenses of repairs and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties).

(g) Landlord's costs related to fees paid to individuals or companies engaged in rendering legal, accounting or technical services, but only to the extent incurred to reduce Operating Expense Costs (such as efforts to reduce the Building's ad valorem tax expenses).

(h) All utility costs to Landlord of the Building, including, without limitation, electric, gas, water, sewer and telephone.

The foregoing definition of "Operating Expenses" is not intended to indicate or imply that Landlord has an obligation to perform or provide any of the items listed to or for the benefit of Tenant. To the extent any such obligations on the part of Landlord exist, they are set forth elsewhere in this Lease.

The term "Operating Expense Costs" shall not include depreciation on the Building or equipment therein, interest, net income, franchise or capital stock taxes payable by Landlord, costs reimbursed by insurance, interest and principal on any financing relating to the Building, real estate brokers' commissions, expenses which should be capitalized under generally accepted accounting principles consistently applied, or the cost of any capital improvements which may be required by governmental authorities under any laws or regulations that were not applicable to the Building at the time it was constructed (unless necessitated by Tenant's particular use of the Premises).

SECTION 6.03. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, fixtures, or Tenant finish placed by Tenant in the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property, and Landlord elects to pay the taxes based on such increase. Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is liable hereunder; provided that Tenant shall have the right to contest such taxes. Notwithstanding any of the provisions of this Section 6.03 to the contrary, Tenant shall not be responsible for, nor required to pay, any levies or assessments (except for levies or assessments with respect to property owned by Tenant) which relate or apply to periods prior to the Commencement Date or subsequent to the Termination Date of this Lease.

                                  ARTICLE 7

                                  UTILITIES

SECTION 7.01. While Tenant is occupying the Premises, the following services shall be contracted and paid for directly by Tenant (and separately metered by public utility companies where appropriate): public water and sewer services; natural gas service; electric service; trash/recycling removal service; janitorial supplies and service; HVAC repairs and maintenance; elevator repairs, maintenance and licenses; general repairs and maintenance; landscaping and snow removal. In connection with its obligations under this Section, Tenant shall obtain and maintain during the Term an HVAC repair and maintenance contract and an elevator repair and maintenance contract, each in form and with a contractor approved in advance by Landlord.

SECTION 7.02. While Tenant is occupying the Premises and is not in default under this Lease, Landlord will furnish sufficient power for lighting and for typewriters, dictaphones, calculating machines, and other normal office machines of similar low electrical consumption, all of which power shall be paid for by Tenant.

SECTION 7.03. Failure to furnish, or any stoppage of, utility services provided in this Article 7 resulting from any cause other than Landlord's gross negligence or willful misconduct shall not make Landlord liable in any respect for damages to either person, property, or business, nor be construed as an eviction of Tenant, nor entitle Tenant to any abatement of Rental, nor relieve Tenant from its obligations under this Lease. To the extent that Landlord has responsibility therefor hereunder, Landlord will, with reasonable diligence, repair any malfunction of the Building improvements or facilities, but Tenant will have no claim for rebate, abatement of Rental, or damages because of any malfunctions or interruptions in service other than Landlord's gross negligence or willful misconduct.

                                  ARTICLE 8

                                     USE

The Premises shall be used for general office and other lawful purposes, and Tenant agrees to use and maintain the Premises in a safe, lawful, and proper manner.

                                  ARTICLE 9

       LAWS, ORDINANCES AND REQUIREMENTS OF PUBLIC AUTHORITIES

SECTION 9.01. Tenant shall, at its sole expense:

    (i) comply with all laws, orders, ordinances, and regulations of federal, state, county, and municipal authorities having jurisdiction over the Premises, but only to the extent directly relating to Tenant's use and occupancy of the Premises;

   (ii) comply with any direction made pursuant to law of any public officer or officers requiring abatement of any nuisance, or imposing any obligation, order, or duty upon Landlord or Tenant arising from Tenant's use of the Premises or from conditions which have been created by or at the insistence of Tenant or required by reason of a breach of any of Tenant's obligations hereunder; and

  (iii) indemnify Landlord and hold Landlord harmless from any loss, cost, claim, or expense which Landlord may incur or suffer by reason of Tenant's failure to comply with its obligations under clauses (i) or
         (ii) above. If Tenant receives written notice of violation of any such law, order, ordinance, or regulation, it shall promptly notify Landlord thereof.

SECTION 9.02. Tenant shall have the right to contest or review the amount or validity of all taxes and other impositions and any repairs and improvements required by any law, rule, regulation or requirement of any public authority or the fire insurance rating association having jurisdiction over the Premises or Tenant's use thereof or any laws, rules, regulations and requirements of any public authority or the fire insurance rating association, by legal proceedings or in such other manner as Tenant may deem suitable (which, if instituted, Tenant shall conduct, if necessary or appropriate, in the name of and with the cooperation of Landlord). Landlord shall execute all documents necessary or appropriate to comply with the foregoing. Pending any such proceeding, Landlord shall not pay or discharge any of the same in excess of the amount required by law while such proceeding is pending without Tenant's prior consent. Notwithstanding the foregoing, however, Tenant shall promptly pay all taxes or other impositions if at any time the Premises or any part thereof shall then be subject to forfeiture, or if Landlord shall be subject to (or shall be claimed or alleged to be subject to) any criminal liability arising out of the nonpayment thereof. Tenant shall not discontinue any proceeding for abatement of any taxes or other impositions without first giving thirty (30) days prior notice to Landlord of its intention to do so, during which thirty (30) day period Landlord may assume prosecution of such abatement proceeding.

                                    ARTICLE 10

                       OBSERVANCE OF RULES AND REGULATIONS

Tenant and its employees, agents, visitors, and licenses shall observe faithfully and comply strictly with all Rules and Regulations attached to this Lease (Exhibit C). Landlord shall be entitled to make reasonable changes and/or additions to the Rules and Regulations to the extent necessary or advisable to comply with any newly enacted or modified statute, rule, regulation or other law applicable to the Premises or this Lease. Any failure by Landlord to enforce any of the Rules and Regulations now or hereafter in effect, against Tenant shall not constitute a waiver of any such Rules and Regulations. Tenant shall, following written notice from Landlord, promptly comply with Landlord's reasonable demands relating to this Article 10.

                                  ARTICLE 11

                                  ALTERATIONS

SECTION 11.01. Tenant may not, at any time during the Term, without Landlord's prior written consent (which shall not be unreasonably withheld or delayed), make any alterations to the Premises costing in excess of $50,000 a year; provided, however, that such alterations do not affect structural components or mechanical systems of the Building, and, provided further, that Tenant will notify Landlord in writing of the nature and extent of planned alterations, and Landlord will, within thirty (30) days following

Landlord's receipt of such notice, notify Tenant of any objections to such alterations which Landlord may have to the extent that such objections are based on Landlord's anticipation of having to make additional expenditures as a result of such planned alterations. Tenant shall not be allowed to construct any alterations which will require Landlord to make other alterations to the Premises or to incur additional expense until such objections made by Landlord are resolved in a manner satisfactory to both Landlord and Tenant. All alterations shall be made at Tenant's expense, either by Tenant's contractors which have been approved in writing by Landlord, or at Landlord's option, by Landlord's contractors on terms reasonably satisfactory to Tenant.

SECTION 11.02. Unless otherwise agreed to in writing between Landlord and Tenant, all Leasehold Improvements, alterations, and other physical additions made or installed by or for Tenant in or to the Premises with the prior approval of Landlord shall be and remain Landlord's property (except Tenant's furniture, furnishings, personal property, and moveable trade fixtures, all of which, together with alterations made by Tenant without Landlord's consent, shall be removed from the Premises upon termination of this Lease at Tenant's sole expense), and shall not be removed without Landlord's written consent which shall not be unreasonably withheld. Tenant also agrees to make all necessary repairs of damage to the Premises caused by the removal of Tenant's furniture, furnishings, personal property, moveable trade fixtures and alterations made by Tenant without Landlord's consent.


                                   ARTICLE 12

                                      LIENS

Tenant shall keep the Premises, the Building, and the property on which the Building is located, free from any liens arising from any work performed, materials furnished, or obligations incurred by or at the request of Tenant. Nothing shall be construed as Landlord's consent to any performance of labor or furnishing of any materials for any specific improvements, alteration, or repair of, or to, the Premises, that would result in any liens against the Premises or liability of the Landlord. If, based upon acts of Tenant, any lien is filed against the Premises, the Building, the Property on which the Building is located, or Tenant's Leasehold interests therein, Tenant shall discharge or bond over same within thirty (30) days after its filing. If Tenant fails to discharge or bond over such lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may, at its election, discharge the lien by either paying the amount claimed to be due, obtaining the discharge by deposit with a court or a title company, or by bonding. Tenant shall pay on demand any amount actually paid by Landlord for reasonable attorneys' fees and other reasonable and necessary legal expenses of Landlord incurred in defending any such action or in obtaining the discharge of such lien after Tenant's failure to do so, together with all necessary disbursements in connection therewith, to double the amount of the lien claim plus a sufficient amount to cover any penalties, interest, attorneys' fees, court costs, and other legal expenses resulting from such contest. The bond shall name Landlord and such other parties as Landlord may direct as beneficiaries thereunder.


                                   ARTICLE 13

                                ORDINARY REPAIRS

Tenant shall, at all times during the Term hereof and at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, ordinary wear and tear, fire and other casualty excepted. Subject to Article 19, section 19.02 herein, Tenant shall, at the end of the term hereof, surrender the Premises, as repaired, to Landlord in the same condition as when received, ordinary wear and tear, fire and other casualty excepted. If Tenant fails to make such repairs promptly, Landlord may, at its option, make such repairs, and Tenant shall pay Landlord on demand Landlord's actual costs in making such repairs.


                                   ARTICLE 14

                                    INSURANCE

SECTION 14.01. Tenant shall, during the Term, at its sole expense, keep in force, with Tenant, Landlord, and the mortgagees of Landlord named as additional insured thereunder (except with respect to Worker's Compensation coverage) all as their respective interests may appear, the following insurance:

     (a) All Risk Insurance (including fire, extended coverage, vandalism, malicious mischief, extended perils, and debris removal) upon property of every description and kind owned by Tenant and located in the Building or for which Tenant is legally liable or installed by or on behalf of Tenant including, without limitation, equipment, furniture, furnishings, fittings, installations, removable trade fixtures, and alterations, in an amount not less than the full replacement cost thereof. If there is a dispute as to the amount which comprises full replacement cost, the decision of Landlord or the mortgagees of Landlord shall be conclusive and binding.

     (b) Commercial liability insurance coverage to include death, personal injury, bodily injury, broad form property damage, operations hazard, owner's protective coverage, contractual liability, and products and completed operations liability, with combined single liability limits not less than $5,000,000. Such coverage shall insure against all liability of Tenant and its authorized representatives and visitors arising out of, and in connection with, Tenant's use or occupancy of the Premises.

     (c) Worker's Compensation and Employer's Liability Insurance, with a waiver of subrogation endorsement, in form and amount satisfactory to Landlord.

     (d) Any other form or forms of insurance as Tenant or Landlord or the mortgagees of Landlord may reasonably require from time to time in form, in amounts, and for insurance risks against which a prudent Tenant of a comparable size and in a comparable business would protect itself.

All policies shall be issued by insurers with a Best's Insurance Reports rating of A or better and shall be in form satisfactory to Landlord. Tenant agrees that certificates of insurance on the Landlord's standard form, or certified copies of each such insurance policy, naming Landlord and its mortgagees as additional insured, will be delivered to Landlord not later than 5 days prior to the date that Tenant takes possession of any part of the Premises. All policies shall contain an undertaking by the insurers to notify Landlord and the mortgagees of Landlord in writing, by Registered U.S. Mail, not less than 30 days before any cancellation or other termination thereof.

SECTION 14.02 During the Term, Landlord shall insure the Building (but excluding any property which Tenant is obligated to insure under Section 14.01 hereof) against damage by fire and standard extended coverage perils in an amount equal to the full replacement cost thereof, and shall provide public liability insurance in such amounts and with such deductions as Landlord considers appropriate. Landlord may, but shall not be obligated to, take out and carry any other form or forms of insurance as it or Landlord's mortgagees may reasonably determine available. Notwithstanding any contribution by Tenant to the cost of insurance premiums, as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any insurance policies carried by Landlord. Landlord will not be required to carry insurance of any kind on Tenant's furniture or furnishings, or on any of Tenant's fixtures, equipment, improvements, or appurtenances under this Lease; and Landlord shall not be obligated to repair or replace same.

SECTION 14.03. Tenant shall not keep in the Premises any article which may be prohibited by any reasonable insurance policy periodically in force covering the Building. If Tenant's occupancy results in any increase in premiums for the insurance carried by Landlord, Tenant shall pay any such increase in premiums as additional Rental within 20 days after being billed therefor. Tenant shall promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Premises and the Building.

SECTION 14.04. If any of Landlord's insurance policies shall be cancelled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced, or if the premiums on any of Landlord's insurance policies are increased or threatened to be increased, in any way because of the Tenants use of the Premises in violation of the terms of this Lease and, if Tenant fails to remedy the cause thereof within 48 hours after notice, Landlord may, at its option, either terminate this Lease or enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay the cost thereof to Landlord as additional Rental. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located on the Premises resulting from such entry. If Landlord is unable to remedy such condition, then Landlord shall have all of the remedies provided for in this Lease in the event of a default by Tenant.

SECTION 14.05. All policies covering real or personal property which either party obtains affecting the Premises shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss. Landlord and Tenant hereby mutually waive any rights of recovery against the other for injury or loss due to hazards covered by insurance containing such a waiver of subrogation clause or endorsement to the extent of the injury or loss covered thereby.


                                   ARTICLE 15

                          DAMAGE BY FIRE OR OTHER CAUSE

SECTION 15.01. Subject to Sections 15.02 and 15.03 hereof, if the Building is damaged by fire or other casualty so as to affect the Premises, Tenant shall immediately notify Landlord, who shall have the damage repaired with reasonable speed at the expense of Landlord (but only if the proceeds from Landlord's insurance are sufficient for such purpose and are made available to Landlord by Landlord's mortgagee, and, if applicable, the Dauphin County Industrial Development Authority), subject to delays which may arise by reason of adjustment of loss under insurance policies and to other delays beyond Landlord's reasonable control. Provided such damage was not the result of the gross negligence or willful misconduct of Tenant, or Tenant's employees or invitees, an abatement in the Rental hereunder shall be allowed as to that portion of the Premises rendered untenantable by such damage from the date of such damage until such time as Landlord reasonably determines that such damaged portion of the Premises has been made tenantable for Tenant's use.

SECTION 15.02. If the Premises are damaged or destroyed by any cause whatsoever, and if, in Landlord's reasonable opinion, the Premises cannot be (or in fact are not) rebuilt or made fit for Tenant's purposes within one hundred fifty (150) days of the damage or destruction, or if the proceeds from insurance remaining after payment of any such proceeds to Landlord's mortgagee, ground, or primary lessor, are insufficient to repair or restore the damage by destruction, Landlord or Tenant may, at its option, terminate this Lease by giving the other party notice of termination, and thereupon Rental and any other payments for which Tenant is liable under this Lease shall be apportioned and paid to the date of such damage, and Tenant shall immediately vacate the Premises, provided, however, that those provisions of this Lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof. Tenants option to terminate this Lease is only available if Landlord indicates in writing to Tenant that the Premises cannot be rebuilt within one hundred fifty (150) days or if the Premises are not in fact rebuilt within such time frame.

SECTION 15.03. If the Building is damaged or destroyed to the extent that, in Landlord's reasonable opinion in the exercise of good faith using commercially reasonable standards, it would not be economically feasible to repair or restore such damage or destruction, Landlord may, at its option, terminate this Lease by giving Tenant, within 60 days after such damage, notice of such termination requiring Tenant to vacate the Premises 60 days after delivery of the notice of termination, and thereupon Rental and any other payments shall be apportioned and paid to the date of such damage, and Tenant shall immediately vacate the Premises according to such notice of termination, provided, however, that those provisions of this Lease which are designed to cover matters of termination and the period thereafter shall survive the termination hereof.

SECTION 15.04. Except as otherwise provided in this Lease, no damages shall be payable by Landlord for inconvenience, loss of business, or annoyance arising from any repair or restoration of any portion of the Premises, or the Building. Landlord shall use its best efforts to have such repairs made promptly so as not to unnecessarily interfere with Tenant's occupancy.

SECTION 15.05. The provisions of this Article shall be considered an express agreement governing any case of damage or destruction of the Building, the alterations, or the Premises by fire or other casualty.


                                   ARTICLE 16

                                  CONDEMNATION

If the Premises shall be taken or condemned, in whole or in part, for any public purpose to such an extent as to render said Premises untenantable, this Lease shall, at the option of Landlord or Tenant, forthwith terminate. All proceeds from any taking or condemnation shall belong to and be paid to Landlord, except to the extent of any proceeds awarded to Tenant on account of moving and relocation expenses and depreciation to and removal of Tenant's physical property.


                                   ARTICLE 17

                            ASSIGNMENT AND SUBLETTING

SECTION 17.01. If Tenant should desire to assign this Lease or sublet the Premises (or any part thereof), Tenant shall give Landlord written notice thereof specifying the identity of the proposed subtenant or asssignee. So long as Tenant shall remain liable to perform all of its obligations under this Lease following such subletting or assignment, Landlord's consent thereto shall not be required. No assignment or subletting by Tenant shall relieve Tenant of Tenant's obligations under this Lease unless Landlord shall have consented in writing to the assignment or sublease and shall have expressly agreed in writing to release Tenant from its obligations hereunder.

SECTION 17.02. Landlord may sell, transfer, assign, and convey all or any part of the Building and any and all of its rights under this Lease, provided Landlord's successor in interest assumes Landlord's obligations hereunder, and provided further that Tenant's consent shall be required if the proposed transferee, assignee or purchaser would be deemed to be a "related party" of Tenant in accordance with the rules and regulations established by the Health Care Financing Administration ("HCFA") or other federal agency which regulates or administers the Medicare program. In the event Landlord assigns its rights under this Lease, Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to Landlord's successor in interest for performance of such obligations.


                                   ARTICLE 18

                           WAIVER AND INDEMNIFICATION

SECTION 18.01. Tenant waives all claims against Landlord for damage to any property or injury to, or death of, any person in, upon, or about the Building, the Premises or parking facilities arising at any time and from any and all causes whatsoever other than solely by reason of the gross negligence or willful misconduct of Landlord, its agents, employees, representatives, or contractors, and Tenant agrees that it will defend, indemnify, save, and hold harmless, Landlord from and against all claims, demands, actions, damages, loss, cost, liabilities, expenses, and judgments suffered by, recovered from, or asserted against Landlord on account of any damage to any property or injury to, or death of, any person arising from the use of the Building, the Premises, or the parking facilities by Tenant or its employees or invitees, except such as is caused solely by the gross negligence or willful misconduct of Landlord, its agents, employees, representatives, or contractors. Tenant's foregoing indemnity obligation shall include reasonable attorneys' fees and all other reasonable costs and expenses incurred by Landlord. The provisions of this
Article 18 shall survive the termination of this Lease with respect to any damage, injury, or death occurring before such termination. If Landlord is made a party to any litigation commenced by or against Tenant or relating to this Lease or to the Premises, and provided that in any such litigation, Landlord is not finally adjudicated to be at fault, then Tenant shall pay all costs and expenses, including attorneys' fees and court costs, incurred by or imposed upon Landlord because of any such litigation, and the amount of all such costs and expenses, including attorneys' fees and court costs, shall be a demand obligation owing by Tenant to Landlord, and shall be considered as additional Rental.

SECTION 18.02. Landlord agrees that it will defend, indemnify, save, and hold harmless, Tenant from and against all claims, demands, actions, damages, loss, cost, liabilities, expenses, and judgments suffered by, recovered from, or asserted against Tenant by reason of Landlord's gross negligence or willful misconduct. Landlord's foregoing indemnity obligation shall include reasonable attorneys' fees and other reasonable costs and expenses incurred by Tenant. The provisions of this Article 18 shall survive the termination of this Lease with respect to any damage, injury, or death occurring before such termination.


                                   ARTICLE 19

                            SURRENDER OF THE PREMISES

SECTION 19.01. Upon the expiration or other termination of this Lease for any cause whatsoever, Tenant shall peacefully vacate the Premises in as good order and condition as the same were at the beginning of the Term or may thereafter have been improved by Landlord or Tenant, subject only to reasonable use and wear thereof, fire and other casualty, and repairs which are Landlord's obligation hereunder.

SECTION 19.02. Should Tenant continue to hold the Premises after the termination of this Lease, whether the termination occurs by lapse of time or otherwise, such holding over shall, unless otherwise agreed to by Landlord in writing, constitute and be construed as a tenancy at will at a daily Rental equal to 1/30th of an amount equal to 1.75 times the monthly Rental Rate for the Premises as of the date of termination, and subject to all of the other terms set forth herein except any right to renew or expand this Lease. Tenant shall be liable to Landlord for all damage which Landlord actually suffers because of any holding over by Tenant, and Tenant shall indemnify Landlord against all claims made by any other Tenant or prospective Tenant against Landlord resulting from delay by Landlord in delivering possession of the Premises to such other Tenant or prospective Tenant.


                                   ARTICLE 20

                              ESTOPPEL CERTIFICATES

Tenant agrees to furnish, when requested by Landlord or the holder of any deed of trust covering the Building, the Land, or any interest of Landlord therein, a certificate signed by Tenant certifying to such parties as Landlord may designate to the extent true matters with respect to the terms and status of this Lease and the Premises, stating that Tenant, as of the date of such certificates, has no charge, lien, or claim of offset under this Lease or otherwise against Rentals or other charges due or to become due hereunder; and such other matters as may be requested by Landlord or the holder of any such deed of trust. To the extent any such statements requested are not true, Tenant shall explain such facts in writing, Landlord agrees periodically to furnish, when reasonably requested in writing by Tenant, certificates signed by Landlord containing substantially the same information as described above.


                                   ARTICLE 21

                                  SUBORDINATION

SECTION 21.01. This Lease is subject and subordinate to any deeds of trust, mortgages, or other security instruments, and any other supplements or amendments thereto, which presently cover the Building and the Land or any interest of Landlord therein, and to any increases, renewals, modifications, consolidations, replacements and extensions of any of such deeds of trust, mortgages, or security instruments. This provision is declared by Landlord and Tenant to be self-operative and no further instrument shall be required to effect such subordination of this Lease. Tenant shall, however, upon demand, execute, acknowledge, and deliver to Landlord any further instruments and certificates evidencing such subordination as Landlord may require. Landlord agrees to obtain for Tenant a "non-disturbance" agreement from the holder or beneficiary of any deeds of trust, mortgages or other security instruments that now may cover the Premises, the Building or the Land or any interest of Landlord therein. This Lease shall not be subject and subordinate to deeds of trust, mortgages or other security instruments that in the future may cover the Premises, the Building or the Land or any interest of Landlord therein unless and until the holder of such instrument shall execute, acknowledge and deliver to Tenant a "subordination/non-disturbance" agreement relating to this Lease which shall contain such provisions as such holder may reasonably request. This Lease is further subject and subordinate to:

     (a) all ground or primary Leases which may exist at the date hereof and to any supplements, modifications, and extensions thereof heretofore or hereafter made, and

     (b) utility easements and agreements, covenants, restrictions, and other encumbrances, both existing and future.

SECTION 21.02.  Notwithstanding the generality of the foregoing provisions of
Section 22.01 hereof, any such mortgagee or ground or primary lessor shall have the right at any time to subordinate any such ground or primary Leases, deeds of trust, mortgages, or other security instruments to this Lease on such terms and subject to such conditions as such mortgagee or ground or primary lessor may consider appropriate in its discretion. At any time, before or after the institution of any proceedings for the foreclosure of any such deeds of trust, mortgages, or other security instruments or termination of any ground or primary Lease, or sale of the Building under any such deeds of trust, mortgages, or other security instruments or termination of any ground or primary Lease, Tenant shall attorn to such ground or primary lessor or such purchaser upon any such sale or the grantee under any deed in lieu of such foreclosure and shall recognize such ground or primary lessor or such purchaser or grantee as Landlord under this Lease. The agreement of Tenant to attorn contained in the immediately preceding sentence shall survive any such termination of any ground or primary Lease, foreclosure sale, trustee's sale, or conveyance in lieu thereof. Tenant shall upon demanded at any time, before or after any such termination, execute, acknowledge, and deliver to Landlord's mortgagee or ground or primary lessor any written instruments and certificates evidencing such attornment as Landlord's mortgagee or ground or primary lessor may reasonably require.


                                   ARTICLE 22

                                     PARKING

Landlord will permit Tenant to use the areas designated by Landlord ("Parking Facilities") for parking of vehicles on the Premises during the Term.


                                   ARTICLE 23

                              DEFAULT AND REMEDIES

SECTION 23.01. The occurrence of any one or more of the following events shall, at Landlord's option, constitute an event of default of this Lease:

     (a) if Tenant shall fail to pay any Rental or other sums payable by Tenant hereunder within 10 days of written notice thereof from Landlord (provided, however, if such event of default shall occur more than once in every 6 months period, Landlord shall not be required to provide any written notice of default and an event of default shall occur 10 days after such Rental or other sums becomes due and payable);

     (b) if Tenant shall fail to perform or observe any other term hereof or any of the Rules and Regulations and such failure shall continue for more than 30 days after notice thereof from Landlord, provided, however, that if such cause is not reasonably capable of being remedied within said 30 day period, then, Tenant shall be deemed in default hereunder if Tenant does not commence such cure within said 30 day period and thereafter diligently prosecutes same to completion within ninety (90) days following notice of such default from Landlord to Tenant;

     (c) if Tenant abandons the Premises or vacates all or a material portion of the Premises without Landlord's prior written consent (which consent shall not unreasonably be withheld, conditioned or delayed);

     (d) if any petition is filed by or against Tenant under any section or chapter of the present or any future Federal Bankruptcy Code or under any similar law or statute of the United States or any state thereof and such petition is not withdrawn or dismissed within one hundred
          (100) days after its filing;

     (e) if Tenant becomes insolvent and such insolvency continues for a period of one hundred (100) days or a court determines that Tenant has made a transfer in fraud of creditors;

     (f) if Tenant makes an assignment of substantially all of its assets for the benefit of creditors; or

     (g) if a receiver, custodian, or trustee is appointed for Tenant or for any of the assets of Tenant which appointment is not vacated within one hundred (100) days of the date of such appointment.


SECTION 23.02. If an event of default occurs, at any time thereafter Landlord may do one or more of the following without any additional notice or demand:

     (a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to do so, Landlord may, without notice and without prejudice to any other remedy Landlord may have, and to the extent permitted by applicable law, enter upon and take possession of the Premises and expel or remove Tenant and its effects without being liable to prosecution or any claim for damages therefor; and Tenant shall be liable to Landlord for all loss and damage which Landlord may reasonably and actually suffer by proximately reason of such termination, whether through inability to relet the Premises or otherwise, including any loss of Rental for the remainder of the Term. Any such loss of Rental shall be offset by any Rental received by Landlord as a result of reletting the Premises during the remainder of the Term.

     (b) Terminate this Lease, in which event Tenant's event of default shall be considered a total breach of Tenant's obligations under this Lease and Tenant immediately shall become liable for such damages for such breach amount, equal to the total of:

          (1)  the reasonable and necessary costs of recovering the Premises;

          (2) the unpaid Rental earned as of the date of termination, plus interest thereon at a rate per annum from the due date equal to 5% over the Prime Rate; provided, however, that such interest shall never exceed the Highest Lawful Rate;

          (3)  the amount of the excess of

               (i) the total Rental and other benefits which Landlord would have received under the Lease for the remainder of the Term, at the rates then in effect, together with all other expenses occurred by Landlord in connection with Tenant's default, over

               (ii) the Fair Market Rate of the balance of the Term as of the time of such breach,

               which excess shall be discounted at the rate of 8% per annum to the then present value; and

          (4)  all other sums of money and damages owing by Tenant and Landlord.

     (c) Enter upon and take possession of the Premises as Tenant's agent without terminating this Lease and without being liable to prosecution or any claim for damages therefor, and

          Landlord may relet the Premises as Tenant's agent and receive the Rental therefor, in which event Tenant shall pay to Landlord on demand the reasonable and necessary cost of renovating, repairing, and altering the Premises for a new Tenant or Tenants and any deficiency that may arise by reason of such reletting; provided, however, that Landlord shall have no duty to relet the Premises and Landlord's failure to relet the Premises shall not release or affect Tenant's liability for Rental or for damages.

     (d) Do whatever Tenant is obligated to do under this Lease and may enter the Premises without being liable to prosecution or any claim for damages therefor, to accomplish this purpose. Tenant shall reimburse Landlord immediately upon demand for any expenses which Landlord incurs in thus effecting compliance with this Lease on Tenant's behalf, and Landlord shall not be liable for any damages suffered by Tenant from such action, whether caused by the negligence of Landlord or otherwise.


SECTION 23.03. No act or thing done by Landlord or its agents during the Term shall constitute an acceptance of an attempted surrender of the Premises, and no agreement to accept a surrender of the Premises or to terminate this Lease shall be valid unless made in writing and signed by Landlord. No re-entry or taking possession of the Premises by Landlord shall constitute an election by Landlord to terminate this Lease, unless a written notice of such intention is given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter terminate this Lease for a previous event of default. Landlord's acceptance of Rental following an event of default hereunder shall not be construed as a waiver of such event of default. No waiver by Landlord of any breach of this Lease shall constitute a waiver of any other violation or breach of any time of the terms hereof. Forbearance by Landlord to enforce one or more of the remedies herein provided upon a breach hereof shall not constitute a waiver of any other breach of the Lease.

SECTION 23.04. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing and signed by Landlord. Nor shall any custom or practice which may evolve between the parties in the administration of the terms of this Lease be construed to waive or lessen Landlord's right to insist upon strict performance of the terms of this Lease. The rights granted to Landlord in this Lease shall be cumulative of every other right or remedy which Landlord may otherwise have at law or in equity or by statute, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.


                                   ARTICLE 24

                                WAIVER BY TENANT

To the extent permitted by applicable law, Tenant waives (to the extent waivable under applicable law) for itself and all claiming by, through, and under it, including creditors of all kinds

     (a) any right and privilege which it or any of them may have under any present or future constitution, statute, or rule of law to redeem the Premises or to have a continuance of this Lease for the Term after termination of Tenant's right of occupancy by order or judgment of any court or by any legal process or writ, under the terms of this Lease, or after the termination of the Term as herein provided,

     (b) the benefits of any present or future constitution, statute, or rule of law which exempts property from liability for debt or for distress for rent, and

     (c) the provisions of law relating to notice and/or delay in levy of execution in case of eviction of a Tenant for non-payment of rent, including, but not limited to, the provisions of the Pennsylvania Landlord and Tenant Act of 1951, as amended, relating to notices to quit from Landlords to tenants.


                                   ARTICLE 25

                                SECURITY DEPOSIT

                              Intentionally Omitted


                                   ARTICLE 26

                       ATTORNEY'S FEES AND LEGAL EXPENSES

In any action or proceeding brought by either party against the other with respect to this Lease, the prevailing party shall be entitled to recover from the other party attorneys' fees, investigation costs, and other legal expenses and court costs incurred by such party in such action or proceeding as the court may find to be reasonable. The prevailing party shall be the one who receives the net judgment in its behalf at the end of any action.


                                   ARTICLE 27

                                     NOTICES

Any notice or document required to be delivered hereunder shall be considered delivered, whether actually received or not, when hand delivered to the address of the other party, one business day following transmittal by Federal Express or other reputable overnight delivery service, or three business days after being deposited in the United States Mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the parties hereto at the respective addresses specified in the Basic Lease Information, or at such other address as they have subsequently specified by written notice.


                                   ARTICLE 28

                                  MISCELLANEOUS

SECTION 28.01. Where this Lease requires Tenant to reimburse Landlord the cost of any item, if no such cost has been stipulated, such cost will be the reasonable and customary charge therefor periodically established by Landlord. Failure to pay any such cost shall be considered as a failure to pay Rental.

SECTION 28.02. Tenant and Landlord each represent and warrant to the other that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Lease, except such brokers or agents as may be identified in Items 20 or 21 of the Basic Lease Information. Each party shall indemnify and hold the other harmless from any costs, expenses, or liability for commission or other compensation or charges claimed by any person, broker or agent (other than those identified in the Basic Lease Information) following or resulting from its misrepresentations herein contained.

SECTION 28.03. As used herein, the terms "business days" means Monday through Friday (except for holidays); "normal business hours" means 7:00 a.m. to 6:00 p.m. on business days; and "holidays" means those holidays designated by Landlord, which holidays shall be consistent with those holidays designated by Landlords of comparable office Buildings in the immediate area and town.

SECTION 28.04. Every agreement contained in this Lease is, and shall be construed as, a separate and independent agreement. If any term of this Lease or the application thereof to any person or circumstances shall be invalid and unenforceable, the remainder of this Lease, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected.

SECTION 28.05. There shall be no merger of this Lease or of the Leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or the Leasehold state hereby created or any interest in this Lease or in any interest in such fee estate. In the event of a voluntary or other surrender of this Lease, or a mutual cancellation hereof, Landlord may, at its option, terminate all subleases, or treat such surrender or cancellation as an assignment of such subLeases.

SECTION 28.06. Any liability of Landlord to Tenant under the terms of this Lease shall be limited to Landlord's interest in the Building and the Land, and Landlord shall not be personally liable for any deficiency.

SECTION 28.07. Whenever a period of time is herein prescribed for action, other than the payment of money, to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other cause of any kind whatsoever which is beyond the control of such party.

SECTION 28.08. The article headings contained in this Lease are for convenience only and shall not enlarge or limit the scope or meaning of the various and several articles hereof. Words of any gender used in this Lease shall include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

SECTION 28.09. If there be more than one Tenant, the obligations hereunder imposed Tenant shall be joint and several, and all agreements and covenants herein contained shall be binding upon the respective heirs, personal representatives, successors, and to the extent permitted under this Lease, assigns of the parties hereto. If there is a guarantor of Tenant's obligations hereunder, Tenant's obligations shall be joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant hereunder before proceeding against such guarantor, nor shall any such guarantor be released from its guarantee for any reason, including, without limitation, any amendment, renewal, expansion or diminution of this Lease, any forbearance by Landlord or waiver of any of Landlord's rights, the failure to give Tenant or such guarantor any notices, or the release of any party liable for the payment of Tenant's obligations hereunder.

SECTION 28.10. Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Premises or the Building except as herein expressly set forth and all reliance with respect to any representations or promises is based solely on those contained herein.

SECTION 28.11. This Lease sets forth the entire agreement between the parties and cancels all prior negotiations, arrangements, brochures, agreements, and understandings, if any, between Landlord and Tenant regarding the subject matter of this Lease. No amendment or modification of this Lease shall be binding or valid unless expressed in a writing executed by both parties hereto.


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

SECTION 28.12. The submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto unless Landlord executes a copy of this Lease and delivers the same to Tenant.

SECTION 28.13. If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant is a duly organized and existing corporation, the Tenant has and is qualified to do business in the Commonwealth of Pennsylvania, that the corporation has full right and authority to enter into this Lease, and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporation actions. If Tenant signs as a partnership, trust, or other legal entity, each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has complied with all applicable laws, rules, and governmental regulations relative to its right to do business in the Commonwealth of Pennsylvania, that such entity has the full right and authority to enter into this Lease, and that all persons signing on behalf of the Tenant were authorized to do so by any and all necessary or appropriate partnership, trust, or other actions.

SECTION 28.14 This Lease shall be governed by and construed under the laws of the Commonwealth of Pennsylvania. Any action brought to enforce or interpret this Lease shall be brought in the court of appropriate jurisdiction in Cumberland County, Pennsylvania. Should any provision of this Lease require judicial interpretation, it is agreed that the Court interpreting or considering same shall not apply the presumption that the terms hereof shall be more strictly construed against a party by reason of the rule or conclusion that a document should be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that all parties hereto have participated in the preparation of this Lease and that legal counsel was consulted by each party before the execution of this Lease.

SECTION 28.15 Any elimination or shutting off of light, air, or view by any structure which may be erected on lands adjacent to the Building, modification of the amenities to the Building shall in no way affect this Lease or impose any liability on Landlord.

SECTION 28.16 Landlord may, upon reasonable notice (except in the case of emergencies) enter upon the Premises at reasonable hours to inspect same or clean or make repairs or alterations (but without any obligation to do so, except as expressly provided for herein) and to show the Premises to prospective lenders or purchasers, and, during the last nine (9) months of the Term of the Lease, to show them to prospective Tenants at reasonable hours and, if they are vacated, to prepare them for re-occupancy. Landlord shall cause its officers, agents and representatives to exercise care with any such entry not to



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

unreasonably interfere with the operation and normal office routine of Tenant (except in the case of emergency).

SECTION 29.17. The exhibits and numbered riders attached to this Lease are by this reference incorporated fully herein. The term "this Lease" shall be considered to include all such exhibits and riders.

     IN WITNESS WHEREOF, Landlord and Tenant have set their hands and seals to this Lease Agreement the day and year first above written.


                                        Landlord:

WITNESS: /s/ Robin Barber              /s/ LeRoy S. Zimmerman     Date: 12/29/94
         --------------------------    ----------------------
                                       LeRoy S. Zimmerman

                                       Tenant:

                                       CONTINENTAL MEDICAL SYSTEMS, INC.
                                       a Delaware corporation

ATTEST: /s/ Deborah Meyers Welsh       By: /s/ David G. Nation    Date: 12/29/94
        ------------------------          --------------------
                                          David G. Nation,
                                          Senior Vice President



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